EnTrust Multi-Strategy Master Fund (the “Fund”)

Supplement dated June 9, 2014 to the Prospectus dated March 28, 2014

The Prospectus is revised by adding the following section after the section captioned “Summary of Terms” and sub-captioned “Management Fee” on page 6 of the Prospectus:

ADVISER PAYMENTS	The Adviser may pay additional compensation, out of its own funds and not as an additional charge to the Fund, to selected brokers, dealers or other financial intermediaries (“Intermediaries”) for the purpose of introducing a RIA to the Fund and/or promoting the recommendation of Shares of the Fund by a RIA. Such payments are made quarterly by the Adviser. The payments made by the Adviser may be based on the net asset value of the Fund as determined by the Adviser. The amount of these payments is determined from time to time by the Adviser and may be substantial. Such additional compensation to the Intermediary is not expected to exceed 0.125% of the average net asset value of the outstanding Shares beneficially owned over the applicable quarter (0.50% on an annualized basis) by clients of the RIA by virtue of the efforts of such Intermediary.

The Prospectus is revised by adding the following section after the section captioned “Management Fee” on page 55 of the Prospectus:

ADVISER PAYMENTS

The Adviser may pay additional compensation, out of its own funds and not as an additional charge to the Fund, to selected brokers, dealers or other financial intermediaries (“Intermediaries”) for the purpose of introducing a RIA to the Fund and/or promoting the recommendation of Shares of the Fund by a RIA. Such payments are made quarterly by the Adviser. The payments made by the Adviser may be based on the net asset value of the Fund as determined by the Adviser. The amount of these payments is determined from time to time by the Adviser and may be substantial. Such additional compensation to the Intermediary is not expected to exceed 0.125% of the average net asset value of the outstanding Shares beneficially owned over the applicable quarter (0.50% on an annualized basis) by clients of the RIA by virtue of the efforts of such Intermediary.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE